Exhibit 99.1

925 North Eldridge Parkway Houston, TX 77079 Media Relations: 281-293-1149 www.conocophillips.com/media

NEWS RELEASE

May 29, 2024

ConocoPhillips to acquire Marathon Oil Corporation in all-stock transaction; provides shareholder distribution update

•	Acquisition of Marathon Oil Corporation is expected to be immediately accretive to earnings, cash flows and return of capital per share.

•	ConocoPhillips expects to achieve at least $500 million of run rate cost and capital savings within the first full year following the closing of the transaction.

•	Independent of the transaction, ConocoPhillips expects to increase its ordinary base dividend by 34% to 78 cents per share starting in the fourth quarter of 2024.

•	Upon closing of the transaction, ConocoPhillips expects share buybacks to be over $20 billion in the first three years, with over $7 billion in the first full year, at recent commodity prices.

HOUSTON – ConocoPhillips (NYSE: COP) and Marathon Oil Corporation (NYSE: MRO) announced today that they have entered into a definitive agreement pursuant to which ConocoPhillips will acquire Marathon Oil in an all-stock transaction with an enterprise value of $22.5 billion, inclusive of $5.4 billion of net debt. Under the terms of the agreement, Marathon Oil shareholders will receive 0.2550 shares of ConocoPhillips common stock for each share of Marathon Oil common stock, representing a 14.7% premium to the closing share price of Marathon Oil on May 28, 2024, and a 16.0% premium to the prior 10-day volume-weighted average price.

“This acquisition of Marathon Oil further deepens our portfolio and fits within our financial framework, adding high-quality, low cost of supply inventory adjacent to our leading U.S. unconventional position,” said Ryan Lance, ConocoPhillips chairman and chief executive officer. “Importantly, we share similar values and cultures with a focus on operating safely and responsibly to create long-term value for our shareholders. The transaction is immediately accretive to earnings, cash flows and distributions per share, and we see significant synergy potential.”

“This is a proud moment to look back on what we achieved at Marathon Oil. Powered by our dedicated employees and contractors, we built a top performing portfolio with a multi-year track record of peer-leading operational execution, strong financial results and compelling return of capital to our shareholders - all while holding true to our core values of safety and environmental excellence. ConocoPhillips is the right home to build on that legacy, offering a truly unique combination of added scale, resilience and long-term durability. With its premier global asset base, strong balance sheet and laser focus on operational excellence, ConocoPhillips’ track record of long-term investments, differentiated shareholder distributions and active portfolio management are unmatched. When combined with the global ConocoPhillips portfolio, I’m confident our assets and people will deliver significant shareholder value over the long term,” said Lee Tillman, Marathon Oil chairman, president and chief executive officer.

Transaction benefits

•	Immediately accretive: This acquisition is immediately accretive to ConocoPhillips on earnings, cash from operations, free cash flow and return of capital per share to shareholders.

•	Delivers significant cost and capital synergies: Given the adjacent nature of the acquired assets and a common operating philosophy, ConocoPhillips expects to achieve the full $500 million of cost and capital synergy run rate within the first full year following the closing of the transaction. The identified savings will come from reduced general and administrative costs, lower operating costs and improved capital efficiencies.

•	Further enhances premier Lower 48 portfolio: This acquisition will add highly complementary acreage to ConocoPhillips’ existing U.S. onshore portfolio, adding over 2 billion barrels of resource with an estimated average point forward cost of supply of less than $30 per barrel WTI.

Return of capital update

Independent of the transaction, ConocoPhillips expects to increase its ordinary base dividend by 34% to 78 cents per share starting in the fourth quarter of 2024. Upon closing of the transaction and assuming recent commodity prices, ConocoPhillips plans to:

•	Repurchase over $7 billion in shares in the first full year, up from over $5 billion standalone.

•	Repurchase over $20 billion in shares in the first three years.

“We remain committed to our differentiated cash from operations distribution framework of returning greater than 30% to our shareholders, with a track record of returning over 40% since our 2016 strategy reset,” added Lance. “We plan to raise our ordinary dividend by 34% in the fourth quarter and we will continue to target top-quartile dividend growth relative to the S&P 500 going forward. Additionally, we intend to prioritize share repurchases following the close of the transaction, with a plan to retire the equivalent amount of newly issued equity in the transaction in two to three years at recent commodity prices.”

Transaction details

The transaction is subject to the approval of Marathon Oil stockholders, regulatory clearance and other customary closing conditions. The transaction is expected to close in the fourth quarter of 2024.

ConocoPhillips will host a conference call today at 10 a.m. Eastern time to discuss this announcement. To listen to the call and view related presentation materials, go to www.conocophillips.com/investor.

Advisors

Evercore is serving as ConocoPhillips’ financial advisor and Wachtell, Lipton, Rosen & Katz is serving as ConocoPhillips’ legal advisor for the transaction. Morgan Stanley & Co. LLC is serving as Marathon Oil’s financial advisor and Kirkland & Ellis LLP is serving as Marathon Oil’s legal advisor for the transaction.

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About ConocoPhillips

ConocoPhillips is one of the world’s leading exploration and production companies based on both production and reserves, with a globally diversified asset portfolio. Headquartered in Houston, Texas, ConocoPhillips had operations and activities in 13 countries, $95 billion of total assets, and approximately 10,000 employees at March 31, 2024. Production averaged 1,902 MBOED for the three months ended March 31, 2024, and proved reserves were 6.8 BBOE as of Dec. 31, 2023. For more information, go to www.conocophillips.com.

Contacts

Dennis Nuss (media)

281-293-1149

dennis.nuss@conocophillips.com

Investor Relations

281-293-5000

investor.relations@conocophillips.com

About Marathon Oil

Marathon Oil (NYSE: MRO) is an independent oil and gas exploration and production (E&P) company focused on four of the most competitive resource plays in the U.S. - Eagle Ford, Texas; Bakken, North Dakota; Permian in New Mexico and Texas, and STACK and SCOOP in Oklahoma, complemented by a world-class integrated gas business in Equatorial Guinea. The Company’s Framework for Success is founded in a strong balance sheet, ESG excellence and the competitive advantages of a high-quality multi-basin portfolio. For more information, please visit www.marathonoil.com.

Contacts

Karina Brooks (media)

713-296-2191

Investor Relations

Guy Baber: 713-296-1892
John Reid: 713-296-4380

Forward-Looking Statements

This news release includes “forward-looking statements” as defined under the federal securities laws. All statements other than statements of historical fact included or incorporated by reference in this news release, including, among other things, statements regarding the proposed business combination transaction between ConocoPhillips (“ConocoPhillips”) and Marathon Oil Corporation (“Marathon”), future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of ConocoPhillips’ or Marathon’s operations or operating results are forward-looking statements. Words and phrases such as “ambition,” “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, ConocoPhillips or Marathon expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond ConocoPhillips’ or Marathon’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those described in forward-looking statements: ConocoPhillips’ ability to successfully integrate Marathon’s businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits and synergies of the proposed transaction may not be fully achieved in a timely manner, or at all; the risk that ConocoPhillips or Marathon will be unable to retain and hire key personnel; the risk associated with Marathon’s ability to obtain the approval of its stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment (and with respect to increases in ConocoPhillips’ share repurchase program, such increases are not intended to exceed shares issued in the transaction); the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; unanticipated difficulties, liabilities or expenditures relating to the transaction; the effect of the announcement, pendency or completion of the proposed transaction on the parties’ business relationships and business operations generally; the effect of the announcement or pendency of the proposed transaction on the parties’ common stock prices and uncertainty as to the long-term value of ConocoPhillips’ or Marathon’s common stock; risks that the proposed transaction disrupts current plans and operations of ConocoPhillips or Marathon and their respective management teams and potential difficulties in hiring or retaining employees as a result of the proposed transaction; rating agency actions and ConocoPhillips’ and Marathon’s ability to access short- and long-term debt markets on a timely and affordable basis; changes in commodity prices, including a prolonged decline in these prices relative to historical or future expected levels; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil and gas, including changes resulting from any ongoing military conflict, including the conflicts in Ukraine and the Middle East, and the global response to such conflict, security threats on facilities and infrastructure, or from a public health crisis or from the imposition or lifting of crude oil production quotas or other actions that might be imposed by Organization of Petroleum Exporting Countries and other producing countries and the resulting company or third-party actions in response to such changes; insufficient liquidity or other factors that could impact ConocoPhillips’ ability to repurchase shares and declare and pay dividends such that ConocoPhillips suspends its share repurchase program and reduces, suspends or totally eliminates dividend payments in the future, whether variable or fixed; changes in expected levels of oil and gas reserves or production; potential failures or delays in achieving expected reserve or production levels from existing and future oil and gas developments, including due to operating hazards, drilling risks or unsuccessful exploratory activities; unexpected cost increases, inflationary pressures or technical difficulties in constructing, maintaining or modifying company facilities; legislative and regulatory initiatives addressing global climate change or other environmental concerns; public health crises, including pandemics (such as COVID-19) and epidemics and any impacts or related company or government policies or actions; investment in and development of competing or alternative energy sources; potential failures or delays in delivering on ConocoPhillips’ current or future low-carbon strategy, including ConocoPhillips’ inability to develop new technologies; disruptions or interruptions impacting the transportation for ConocoPhillips’ or Marathon’s oil and gas production; international monetary conditions and exchange rate fluctuations; changes in international trade relationships or governmental policies, including the imposition of price caps, or the imposition of trade restrictions or tariffs on any materials or products (such as aluminum and steel) used in the operation of ConocoPhillips’ or Marathon’s business, including any sanctions imposed as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; ConocoPhillips’ ability to collect payments when due, including ConocoPhillips’ ability to collect payments from the government of Venezuela or PDVSA; ConocoPhillips’ ability to complete any other announced or any other future dispositions or acquisitions on time, if at all; the possibility that regulatory approvals for any other announced or any future dispositions or any other acquisitions will not be received on a timely basis, if at all, or that such approvals may require modification to the terms of those transactions or ConocoPhillips’ remaining business; business disruptions following any announced or future dispositions or other acquisitions, including the diversion of management time and attention; the ability to deploy net proceeds from ConocoPhillips’ announced or any future dispositions in the manner and timeframe anticipated, if at all; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; the impact of competition and consolidation in the oil and gas industry; limited access to capital or insurance or significantly higher cost of capital or insurance related to illiquidity or uncertainty in the domestic or international financial markets or investor sentiment; general domestic and international economic and political conditions or developments, including as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; changes in fiscal regime or tax, environmental and other laws applicable to ConocoPhillips’ or Marathon’s businesses; disruptions resulting from accidents, extraordinary weather events, civil unrest, political events, war, terrorism, cybersecurity threats or information technology failures, constraints or disruptions; and other economic, business, competitive and/or regulatory factors affecting ConocoPhillips’ or Marathon’s businesses generally as set forth in their filings with the Securities and Exchange Commission (the “SEC”). The registration statement on Form S-4 and proxy statement/prospectus that will be filed with the SEC will describe additional risks in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to ConocoPhillips’ and Marathon’s respective periodic reports and other filings with the SEC, including the risk factors contained in ConocoPhillips’ and Marathon’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent current expectations and are inherently uncertain and are made only as of the date hereof (or, if applicable, the dates indicated in such statement). Except as required by law, neither ConocoPhillips nor Marathon undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

No Offer or Solicitation

This news release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, ConocoPhillips intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement of Marathon that also constitutes a prospectus of ConocoPhillips common shares to be offered in the proposed transaction. Each of ConocoPhillips and Marathon may also file other relevant documents with the SEC regarding the proposed transaction. This news release is not a substitute for the proxy statement/prospectus or registration statement or any other document that ConocoPhillips or Marathon may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Marathon. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about ConocoPhillips, Marathon and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by ConocoPhillips will be available free of charge on ConocoPhillips’ website at www.conocophillips.com or by contacting ConocoPhillips’ Investor Relations Department by email at investor.relations@conocophillips.com or by phone at 281-293-5000. Copies of the documents filed with the SEC by Marathon will be available free of charge on Marathon’s website at ir.marathonoil.com or by contacting Marathon at 713-629-6600.

Participants in the Solicitation

ConocoPhillips, Marathon and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of ConocoPhillips is set forth in (i) ConocoPhillips’ proxy statement for its 2024 annual meeting of stockholders under the headings “Executive Compensation”, “Item 1: Election of Directors and Director Biographies” (including “Related Party Transactions” and “Director Compensation”), “Compensation Discussion and Analysis”, “Executive Compensation Tables” and “Stock Ownership”, which was filed with the SEC on April 1, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1163165/000130817924000384/cop4258041-def14a.htm, (ii) ConocoPhillips’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 15, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1163165/000116316524000010/cop-20231231.htm and (iii) to the extent holdings of ConocoPhillips securities by its directors or executive officers have changed since the amounts set forth in ConocoPhillips’ proxy statement for its 2024 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-cat2&ciks=0001163165&entityName=CONOCOPHILLIPS%2520(COP)%2520(CIK%25200001163165)). Information about the directors and executive officers of Marathon is set forth in (i) Marathon’s proxy statement for its 2024 annual meeting of stockholders under the headings “Proposal 1: Election of Directors”, “Director Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, “Compensation Discussion and Analysis”, “Executive Compensation” and “Transactions with Related Persons”, which was filed with the SEC on April 10, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/101778/000010177824000082/mro-20240405.htm, (ii) Marathon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 22, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/101778/000010177824000023/mro-20231231.htm and (iii) to the extent holdings of Marathon securities by its directors or executive officers have changed since the amounts set forth in Marathon’s proxy statement for its 2024 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-cat2&ciks=0000101778&entityName=MARATHON%2520OIL%2520CORP%2520(MRO)%2520(CIK%25200000101778)).

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by ConocoPhillips and Marathon will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by ConocoPhillips will be available free of charge on ConocoPhillips’ website at www.conocophillips.com/ and those filed by Marathon will be available free of charge on Marathon’s website at ir.marathonoil.com/.

Use of Non-GAAP Financial Information and Other Terms – This news release contains certain financial measures that are not prepared in accordance with GAAP, including cash from operations (CFO), free cash flow and net debt. CFO is calculated by removing the impact from operating working capital from cash provided by operating activities. Free cash flow is CFO net of capital expenditures and investments. Net debt is total balance sheet debt less cash, cash equivalents and short-term investments. This news release also contains the terms enterprise value, cost of supply and return of capital. Enterprise value included in this release is calculated based on the sum of net debt as of March 31, 2024, and anticipated shares to be issued at the fixed exchange ratio of 0.2550 measured at ConocoPhillips’ closing share price on May 28, 2024. Cost of supply is the WTI equivalent price that generates a 10 percent after-tax return on a point-forward and fully burdened basis. Fully burdened includes capital infrastructure, foreign exchange, price-related inflation, G&A and carbon tax (if currently assessed). If no carbon tax exists for the asset, carbon pricing aligned with internal energy scenarios are applied. All barrels of resource are discounted at 10 percent. Return of capital is defined as the total of the ordinary dividend, share repurchases and variable return of cash (VROC).

Cautionary Note to U.S. Investors – The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves. We may use the term “resource” in this release that the SEC’s guidelines prohibit us from including in filings with the SEC. U.S. investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC. Copies are available from the SEC and from the ConocoPhillips website.

Table 1: Reconciliation of debt to net debt
$ millions, except as indicated

Quarter-Ended
3/31/2024

Marathon Oil Corporation
Total debt*	5,428
Less:
Cash and cash equivalents	(49)
Short-term investments	-
Net debt	5,379

*Total debt includes the following balance sheet accounts: “long-term debt”, “commercial paper”, and “long-term debt due within one year” for $4.578B, $0.45B and $0.4B, respectively.

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